                                                                   EXHIBIT 10.30


                        FIRST AMENDMENT TO LOAN AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AGREEMENT ("Amendment") is entered into as of the 29th day of July, 2002 by and among LASALLE BANK NATIONAL ASSOCIATION ("LBNA"), as Administrative Agent and as a Lender, SOUTHWEST BANK OF ST. LOUIS ("SWB"), as a Lender, (collectively LBNA and SWB are referred to herein as "Lender") and TALX CORPORATION, a Missouri corporation ("Borrower") and consented to by JAMES E. FRICK, INC., a Missouri corporation, GARCIA ACQUISITION SUB, INC., a Missouri corporation, and TI3, INC., a Texas corporation (collectively "Guarantors").

                                   WITNESSETH

         WHEREAS, Lender has extended a line of credit to Borrower pursuant to that certain Loan Agreement dated as of March 27, 2002 ("Loan Agreement"), as secured by a Security Agreement executed by Borrower and dated March 27, 2002, a Security Agreement executed by Ti3, Inc. and dated March 27, 2002, a Security Agreement executed by Garcia Acquisitions Sub, Inc. and dated March 27, 2002, a Security Agreement executed by James E. Frick, Inc. and dated March 27, 2002 (collectively the "Security Agreements"); as evidenced by a Stock Pledge of Ti3 Stock in favor of LBNA executed by Borrower and dated March 27, 2002, a Stock Pledge of Garcia Stock in favor of LBNA executed by Borrower and dated March 27, 2002, and a Stock Pledge of Frick Stock in favor of LBNA executed by Borrower and dated March 27, 2002 (collectively the "Stock Pledge Agreements"); as evidenced by Term Notes in the face principal amounts of Twenty Million Two Hundred Fifty Thousand and 00/100 Dollars ($20,250,000.00), and Nine Million Seven Hundred Fifty Thousand and 00/100 Dollars ($9,750,000.00) executed by Borrower March 27, 2002 (collectively the "Term Notes") and as evidenced by Revolving Notes in the face principal amounts of Six Million Seven Hundred Fifty Thousand and 00/100 Dollars ($6,750,000.00) and Three Million Two Hundred Fifty Thousand and 00/100 ($3,250,000.00) executed by Borrower March 27, 2002 (collectively the "Revolving Notes"); and as guaranteed by three Guarantees executed by the respective Guarantors and dated March 27, 2002 (collectively the "Guarantees") (the Loan Agreement, Security Agreements, Term Notes, Revolving Notes, Guarantees, Stock Pledge Agreements and all other documents executed in connection therewith including this Amendment are collectively referred to herein as the "Loan Documents").

         WHEREAS, as a condition to the Lender's agreement to extend the Aggregate Revolving Loan Commitment to Borrower, Borrower, among other things, covenanted to maintain a ratio of Borrower's EBITDA to Fixed Charges in accordance with the terms and conditions Section 16.3 of the Loan Agreement ("Minimum Fixed Charge Coverage");

         WHEREAS, Borrower desires to repurchase from time to time shares of Borrower's issued and outstanding capital stock which was sold pursuant to transactions that are registered under the Securities Act of 1933 or that are exempt therefrom ("Repurchases");

         WHEREAS, in accordance with Section 16.3 of the Loan Agreement, the Repurchases are subject to the Minimum Fixed Charge Coverage which thereby limits the Borrower's ability to effect the Repurchases;

         WHEREAS, Borrower hereby requests an amendment of the Loan Agreement to provide for the exclusion of the Repurchases from the Minimum Fixed Charge Coverage calculation and to allow the Borrower to use the proceeds of Revolving Loan Advances to effect such Repurchases; and Lender hereby agrees to provide its consent to modification and amendment of the Loan Agreement on the terms and conditions herein; and

         WHEREAS, all capitalized terms used herein and not defined herein have the meaning given to them in the Loan Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         1. Use of Proceeds. Section 14.1 of the Loan Agreement is hereby amended so that at the end of the last sentence after the words "the Current Acquisitions" the words "and to finance Repurchases through the end of the current fiscal year, ending March 31, 2003, through the use of Revolving Loan Advances, provided, however: (a) in no event shall the cumulative aggregate amount of all Revolving Loan Advances utilized to effect any such Repurchases in such fiscal year be greater than Five Million and No/100 Dollars ($5,000,000.00); (b) there is no Default hereunder at the time of any such Repurchase; and (c) the Maximum Available Amount that is available to Borrower under the Aggregate Revolving Loan Commitment must be a minimum of Five Million and No/100 Dollars ($5,000,000.00) following the use of proceeds to finance Repurchases."

         2. Tracing of Proceeds. Section 14.13.2 of the Loan Agreement is hereby amended so that the second sentence is revised to read in its entirety as follows:

         "Borrower shall maintain reasonably detailed and accurate records of proceeds of the Loans and transfers of the proceeds of the Loans (i) received by it from the Lenders, (ii) transferred from it to any other Covered Person, (iii) received by it from another Covered Person, and
         (iv) transferred by it to Persons to effect the Repurchases which such record shall include a schedule detailing the sale price paid per share to effect such Repurchases."

         3. Financial Covenants. Section 16.1 of the Loan Agreement is hereby amended so that the definition of Fixed Charges is revised so that after "(vii) any acquisition or redemption of any outstanding stock, membership interest or other equity interest" the following is added:

         ", excluding, however, Repurchases made through the end of the current fiscal year, ending March 31, 2003, provided, however the cumulative aggregate amount of all such Repurchases in such fiscal year shall in no event be greater than Ten Million Dollars and No/100 ($10,000,000.00), and further provided there is no Default hereunder at the time of any such Repurchase."

         4. Distributions. Section 15.10 shall be revised and amended to read in its entirety as follows:

         "15.10 DISTRIBUTIONS. Directly or indirectly declare or make, or incur any liability to make, any Distribution to any Person other than from one Covered Person to another; provided that: (1) the distribution of cash dividends in an amount not to exceed $2,500,000.00 per fiscal year, and (2) the Repurchases, shall be permitted so long as there is no Default hereunder at the time of declaration of such distribution or any Repurchases. For purposes of this Section, a Distribution means and includes (i) any cash dividend or payment, (ii) any retirement or prepayment of debt securities (other than the Loan Obligation or as otherwise permitted hereunder) before their regularly scheduled maturity dates, (iii) any loan or advance to a shareholder or partner(other than Permitted Investments), (iv) any direct or indirect purchase, redemption or other acquisition or retirement of any class of its capital stock."

         5. Representations and Warranties.

                  (a) Section 12.14 of the Loan Agreement shall be revised and amended to read in its entirety as follows: "As of the Effective Date, Borrower's authorized capital stock, and issued and outstanding capital stock, are as described in section 12.14 of the Disclosure Schedule, and all issued and outstanding shares of Borrower are validly issued and outstanding, fully paid and non-assessable."

                  (b) Section 12.29 of the Loan Agreement shall be revised and amended to insert after the words "Section 15.10 has been" the words "or shall be".

                  (c) Section 12.38 of the Loan Agreement shall be revised and amended to read in its entirety as follows: "No Covered Person is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of PURCHASING or CARRYING MARGIN STOCK (within the meaning of Regulation
         U). Except for the Repurchases, no part of the proceeds of any Advance will be used to purchase or carry any such margin stock, or to extend credit to others for the purpose of purchasing or carrying any such margin stock. No part of the proceeds of any Advance will be used for any purpose which violates, or which would be inconsistent with, the provisions of Regulation U. None of the transactions contemplated by any of the Acquisition Documents will violate Regulations T, U or X of the FRB."

         6. Compliance Certificate. Schedule II of the Compliance Certificate referenced in Section 14.14.2 of the Loan Agreement and attached thereto as
Exhibit 14.14 is revised and amended hereby and replaced with the Schedule II To Compliance Certificate attached hereto as Exhibit A.


         7. Board Resolution. Prior to the effectiveness of this Amendment and as condition to Lenders' consent to amend the Loan Agreement by the terms and conditions hereof, Borrower shall deliver to Administrative Agent a certified copy (as of the date of this Amendment) of resolutions of Borrower's, and each Guarantor's board of directors authorizing the execution, delivery, and performance of this Amendment.

         8. Representations and Warranties True. By execution hereof, each of the undersigned hereby confirm, represent and warrant that all representations and warranties of each of them in the Loan Agreement and in any Loan Document are true and correct as of the date of this Amendment.

         9. Loan Documents Continue. Except to the extent amended by this Amendment, all of the terms, provisions, conditions, agreements, covenants, representations, warranties and powers contained in the Loan Documents shall be and remain in full force and effect and the same are hereby ratified and confirmed and are incorporated herein by reference. In no manner shall this Amendment impair the Loan Documents, the rights, remedies obligations, liabilities, liens or security interests represented thereby, nor shall any such rights, remedies, obligations, liabilities, liens or security interests be in any manner waived or impaired or diminished hereby.

         10. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts, and all such counterparts taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart signed by the party to be charged.



           (The remainder of this page is intentionally left blank.)

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.



                              LASALLE BANK NATIONAL ASSOCIATION,
                              AS ADMINISTRATIVE AGENT AND A LENDER



                              By:
                                 ----------------------------------------------

                              Print Name:
                                         --------------------------------------

                              Title:
                                    -------------------------------------------


                              SOUTHWEST BANK OF ST. LOUIS,
                              AS A LENDER


                              By:
                                 ----------------------------------------------

                              Print Name:
                                         --------------------------------------

                              Title:
                                    -------------------------------------------

                              TALX CORPORATION, A MISSOURI CORPORATION,
                              AS BORROWER


                              By:
                                 ----------------------------------------------

                              Print Name:
                                         --------------------------------------

                              Title:
                                    -------------------------------------------

CONSENTED TO this ________ day of ___________________________, 2002.

                            GUARANTORS:

                            TI3, INC., A TEXAS CORPORATION




                              By:
                                 ----------------------------------------------

                              Print Name:
                                         --------------------------------------

                              Title:
                                    -------------------------------------------

                              GARCIA ACQUISITION SUB, INC., A MISSOURI
                              CORPORATION



                              By:
                                 ----------------------------------------------

                              Print Name:
                                         --------------------------------------

                              Title:
                                    -------------------------------------------

                              JAMES E. FRICK, INC., A MISSOURI CORPORATION


                              By:
                                 ----------------------------------------------

                              Print Name:
                                         --------------------------------------

                              Title:
                                    -------------------------------------------

                                    EXHIBIT A


                      SCHEDULE II TO COMPLIANCE CERTIFICATE


                  All calculations done in accordance with GAAP on a consolidated basis, in accordance with the provisions of the Loan Agreement and based on the period ended __________________. Any inconsistencies between the descriptions of the items set forth in this Schedule II and the terms of any of Sections 6.3.3.2 and 16.1 through 16.6 shall be resolved in favor of the terms set forth in Sections 6.3.3.2 and 16.1 through 16.6. Reference should be made to Sections 6.3.3.2 and 16.1 through 16.6 of the Loan Agreement for more specific instructions regarding the calculation periods and how the components of the financial covenants should be calculated.

I.       EBITDA (for preceding four fiscal quarters) (Section 16.1):

              (i)    Net Income                                      $_________

              (ii)   Federal, State and Local Income
                     Tax expense accrued for as a liability          $_________

              (iii)  Interest Expense                                $_________

              (iv)   Amortization of good will and
                     other intangible assets and depreciation
                      expense taken or accrued for in such period,
                      without duplication                            $_________

              (v)    Extraordinary losses in such period incurred
                     or accrued for in such period, without
                     duplication                                     $_________

              (vi)    Sum of Items (i), (ii), (iii), (iv) and (v)    $_________

              (vii)   Extraordinary income/gain in such period
                      incurred or accrued for in such period,
                      without duplication                             $________

              (viii)  Item (vi) minus Item(vii) -- EBITDA             $________


II.      EXCESS CASH FLOW (SECTION 6.3.3.2)

         A.   Total Indebtedness                                      $________

         B.   EBITDA for preceding four fiscal quarters per
              Item I                                                   $_______

         C.   Ratio of Item A to Item B                              ______:1.0

         D.   Ratio of Total Indebtedness to EBITDA required
              by Section 6.3.3.2 to avoid Excess Cash Flow
              Payment                                         Less than 1.25:1.0

III.     CAPITAL EXPENDITURE (SECTION 16.2)

         A.   Capital Expenditures in period                         $_________

         B.   Capital Expenditures permitted in such period
              by Section 16.2                                    $13,000,000.00

IV.      MINIMUM FIXED CHARGES COVERAGE (SECTION 16.3)

         A.   EBITDA (for preceding _____ fiscal quarter(s))         $_________

         B.   Fixed Charges(for preceding ____ fiscal quarter(s)
              (Section 16.1):

                1.      Interest Expense                             $_________
                2.      Sum of all scheduled principal payments on
                        long term Indebtedness of Borrower
                        (including the Term Loan)                    $_________
                3.      Federal, State and Local Income
                        Taxes expense paid                           $_________
                4.      Capital Expenditures (excluding permitted
                        expenditures for Permitted Acquisitions
                        and excluding Capital Expenditures financed
                        by Indebtedness on which interest is owed)   $_________
                5.      Distributions paid or accrued for,
                        without duplication                          $_________
                6.      Less: Repurchases during FYE 3/31/2003       $_________
                7.      FIXED CHARGES (Sum of items 1
                        through 5 minus item 6)                      $_________

          C.  Ratio of Item A to Item B.7.                              ___:1.0

          D.  Minimum Ratio required by Section 16.3 for such period    1.10:1.0


V. EBITDA (for preceding four fiscal quarters) (Section 16.4 and 16.6):

         A.   EBITDA (for preceding four fiscal quarters) per Item I   $_______

         B.   Additional stipulated amount for fiscal quarters ending
              6/30/02, 9/30/02 and 12/31/02 (Sections Section
              16.4 and 16.6)                                           $_______

         C.   Sections Section 16.4 and 16.6 EBITDA (Sum of Items A
              and B)                                                   $_______


VI.      TOTAL INDEBTEDNESS TO EBITDA (SECTION 16.4)

         A.   Total Indebtedness                                     $_________

         B.   EBITDA for preceding four fiscal quarters
              per Item V.C.                                          $_________

         C.   Ratio of Item A to Item B                                 ___:1.0

         D.   Maximum Ratio of Total Indebtedness to
              to EBITDA permitted by Section 16.4                       2.0:1.0


VII.     MINIMUM NET WORTH (SECTION 16.5)

         A.   Actual Net Worth                                       $_________

         B.   Minimum Net Worth Required by Section 16.5:
              $110,000,000 plus an aggregate amount equal
              to 50% of quarterly Net Income (but only if a
              positive number, and with no reduction for losses),
              plus 100% of net cash proceeds from the issuance
              of equity securities after the Effective Date for
              each completed fiscal quarter of Borrower beginning
              with the fiscal quarter ended __________               $_________


VIII.    MINIMUM EBITDA (SECTION 16.6)

         A.   EBITDA (for preceding four fiscal quarters)
              per Item V.C.                                          $_________

         B.   Minimum EBITDA required by Section 16.6                $_________